Exhibit 99.2

Mullen CEO Provides Video Update to Shareholders

David Michery, CEO and chairman, shares a Company update, including sales activities with existing and new companies resulting in new sales opportunities and vehicle orders received and or completed

Company financing in place to support sales growth through a $100M preferred instrument and $150M fully available equity line

BREA, Calif., Sept. 24, 2024 – via IBN – Mullen Automotive, Inc. (NASDAQ: MULN) (“Mullen” or the “Company”), an electric vehicle (“EV”) manufacturer, announces a video update for shareholders released today and provided by Mullen CEO and chairman, David Michery. The video was released on Tuesday, Sept. 24, 2024, at 9 a.m. ET, and is available to view here on Mullen’s official YouTube channel and MullenUSA.com.

In the video, Michery reiterates that the Company was compelled to do another reverse split to work towards regaining compliance with NASDAQ’s minimum bid price rule and the Company’s current stock price does not represent the value of Mullen. He provides a detailed overview of Mullen’s recent progress, including:

Sales and Distribution Expansion:

●	Expanded dealer network in the U.S. to seven renowned dealers nationwide, including recently announced Papé Group, one of the largest commercial dealer groups in the country with major presence across the West Coast

●	Conducted over 80 vehicle demos or pilots across various industries in the U.S. resulting in significant progress, including new sales opportunities and vehicle orders received and or completed:

○	Universities: Princeton University, University of Virginia (UVA), University of California, Los Angeles (UCLA)

○	Local city governments: Cities of Dublin, Ohio, Raleigh, North Carolina, Los Angeles, California, and Seattle, Washington

○	Small businesses: From local florist shops to health care providers delivering supplies

○	Large corporations: Major airport service company, roadside assistance, vehicle rental company and last-mile package delivery companies

●	Expanded international reach with established retailers and orders in Eastern Europe and the Middle East.

○	Volt Mobility order for $210M with Mullen to deliver 300 vehicles this calendar year and with 3,000 planned for calendar year 2025

○	Mullen vehicle technicians and sales team members were on the ground in Dubai, UAE starting Sep. 18, 2024, delivering Volt’s first Mullen Commercial EVs and to support initial market launch activities

Bollinger Motors Progress:

●	Completed all necessary engineering and testing to pass compliance regulation, including EPA and CARB approvals, and obtained sales approval in all U.S. states with qualification for significant incentives

●	Partnering with Roush Industries, with manufacturing plant in the greater Detroit area, to produce the Bollinger B4 electric truck in Michigan

●	Reached an important milestone with production beginning Sept. 20, 2024, on the first customer-ready B4 electric trucks

Financial Performance:

●	Successfully transitioned from pre-revenue product development to revenue generation for Mullen Commercial EVs

●	Bollinger begins revenue generation with the launch of Class 4 fully certified electric truck

●	Reduced cash burn through strategic product focus and efficiency improvements of operations

●	Company financing in place to support sales growth through a $100M preferred instrument and $150M fully available equity line

●	Three vehicle lines are currently in production and generating positive margins from sales, with widespread demand for Mullen EVs from several different customer verticals

“Our group of companies, including Bollinger Motors and Mullen Advanced Energy Operations, continue to work towards meeting milestones and growing sales and I remain optimistic that the Company success will continue despite the challenges associated with our stock price,” said David Michery, CEO and chairman of Mullen Automotive.

About Mullen

Mullen Automotive (NASDAQ: MULN) is a Southern California-based automotive company building the next generation of commercial electric vehicles (“EVs”) with two United States-based vehicle plants located in Tunica, Mississippi, (120,000 square feet) and Mishawaka, Indiana (650,000 square feet). In August 2023, Mullen began commercial vehicle production in Tunica. In September 2023, Mullen received IRS approval for federal EV tax credits on its commercial vehicles with a Qualified Manufacturer designation that offers eligible customers up to $7,500 per vehicle. As of January 2024, both the Mullen ONE, a Class 1 EV cargo van, and Mullen THREE, a Class 3 EV cab chassis truck, are California Air Resource Board (“CARB”) and EPA certified and available for sale in the U.S. The CARB-issued HVIP approval on the Mullen THREE, Class 3 EV truck, provides up to a $45,000 cash voucher at time of vehicle purchase. The Company has also recently expanded its commercial dealer network to seven dealers with the addition of Papé Kenworth. Other previously announced dealers include Pritchard EV, National Auto Fleet Group, Ziegler Truck Group, Range Truck Group, Eco Auto, and Randy Marion Auto Group, providing sales and service coverage in key Midwest, West Coast, Pacific Northwest, New England and Mid-Atlantic markets. The Company has also announced Foreign Trade Zone (“FTZ”) status approval for its Tunica, Mississippi, commercial vehicle manufacturing center. FTZ approval provides a number of benefits, including deferment of duties owed and elimination of duties on exported vehicles.

To learn more about the Company, visit www.MullenUSA.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Mullen and Bollinger Motors and are difficult to predict. Examples of such risks and uncertainties include whether the Company will be successful in regaining compliance with Nasdaq’s minimum bid rule; whether the pilot programs, outreach and communications with potential customers will result in vehicle sales; the outcome of the Volt Mobility transaction; timing of Bollinger revenue recognition; and how long state and federal electric vehicle incentive programs will continue to apply to electric vehicles and the impact of incentive programs on the resultant price of the Company vehicles.

Additional examples of such risks and uncertainties include but are not limited to: (i) Mullen’s ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (ii) Mullen’s ability to maintain existing, and secure additional, contracts with manufacturers, parts and other service providers relating to its business; (iii) Mullen’s ability to successfully expand in existing markets and enter new markets; (iv) Mullen’s ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (v) unanticipated operating costs, transaction costs and actual or contingent liabilities; (vi) the ability to attract and retain qualified employees and key personnel; (vii) adverse effects of increased competition on Mullen’s business; (viii) changes in government licensing and regulation that may adversely affect Mullen’s business; (ix) the risk that changes in consumer behavior could adversely affect Mullen’s business; (x) Mullen’s ability to protect its intellectual property; (xi) the vehicles developed will perform as expected and (xii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Mullen Automotive, Inc., with the Securities and Exchange Commission. Mullen anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Mullen assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether because of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Mullen and Bollinger Motors’ plans and expectations as of any subsequent date.

Contact:

Mullen Automotive, Inc.

+1 (714) 613-1900

www.MullenUSA.com

Corporate Communications:

InvestorBrandNetwork (IBN)
Los Angeles, California
www.InvestorBrandNetwork.com
310.299.1717 Office
Editor@InvestorBrandNetwork.com

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